Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share
Earnings Per Share

Note 19. Earnings Per Share

The following table presents potentially dilutive securities that are not included in the computation of diluted net income (loss) per share as their inclusion would be anti-dilutive:

	December 31,
	2023	2022	2021
Warrants to purchase common stock	63,000	63,000	63,000
Unvested restricted stock awards (a)	9,824,546	—	—
Unvested restricted stock units	401,639	—	4,015,146
Convertible Series B preferred shares	—	—	2,199
Total	10,289,185	63,000	4,080,345

(a)	Unvested restricted stock awards are included in total common shares outstanding but are excluded from the calculation of basic earnings per share.